Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Accounting Policies	ACCOUNTING POLICIES

For each accounting topic that is addressed in its own note, the description of the accompanying accounting policy may be found in the related note. The remaining accounting policies are described below.

Use of Estimates

The preparation of financial statements requires us to make estimates and assumptions that effect our results. The accounting estimates that are most important to our business involve the allowance for credit losses related to finance receivables, and accumulated depreciation on vehicles subject to operating leases. Estimates are based on assumptions that we believe are reasonable under the circumstances. Due to the inherent uncertainty involved with estimates, actual results may differ.

Foreign Currency

We remeasure monetary assets and liabilities denominated in a currency that is different than a reporting entity’s functional currency from the transactional currency to the legal entity’s functional currency. The effect of this remeasurement process, and the results of our foreign currency hedging activities are reported in Other income, net.

Generally, our foreign subsidiaries use the local currency as their functional currency. We translate the assets and liabilities of our foreign subsidiaries from their respective functional currencies to U.S. dollars using end-of-period exchange rates. Changes in the carrying value of these assets and liabilities attributable to fluctuations in exchange rates are recognized in Foreign currency translation, a component of Other comprehensive income / (Ioss), net of tax. Upon sale or upon complete or substantially complete liquidation of an investment in a foreign subsidiary, the amount of accumulated foreign currency translation related to the entity is reclassified to Net income and recognized as part of the gain or loss on the investment.

Fair Value Measurements

Cash equivalents, marketable securities, and derivative financial instruments are remeasured and presented on our financial statements on a recurring basis at fair value, while other assets and liabilities are measured at fair value on a nonrecurring basis.

In measuring fair value, we use various valuation methods and prioritize the use of observable inputs. The use of observable and unobservable inputs and their significance in measuring fair value are reflected in our fair value hierarchy.

•	Level 1 – inputs include quoted prices for identical instruments and are the most observable

•	Level 2 – inputs include quoted prices for similar instruments and observable inputs such as interest rates, currency exchange rates, and yield curves

•	Level 3 – inputs include data not observable in the market and reflect management judgment about the assumptions market participants would use in pricing the instruments

Transfers into and transfers out of the hierarchy levels are recognized as if they had taken place at the end of the reporting period.

NOTE 2. ACCOUNTING POLICIES (Continued)

Adoption of New Accounting Standards
Accounting Standards Update (“ASU”) 2016-02, Leases - On January 1, 2019, we adopted Accounting Standards Codification 842, Leases and all the related amendments (“new lease standard”), using the modified retrospective method. We recognized the cumulative effect of initially applying the new lease standard as an adjustment to the opening balance of Retained earnings. The comparative information has not been restated and continues to be reported under the lease accounting standard in effect for those periods. Adoption of the new lease standard as a lessor did not have a significant impact to our financial statements, nor do we believe it will on an ongoing basis.  As a lessee, it added about $100 million of right-of-use assets and lease obligations to our balance sheet and we do not expect a significant impact to our income statement on an ongoing basis.  The new lease standard requires all leases to be reported on the balance sheet as right-of-use assets and lease obligations. We elected the practical expedients permitted under the transition guidance of the new standard that retained the lease classification and initial direct costs for any leases that existed prior to adoption of the standard. We did not reassess whether any contracts or land easements entered into prior to adoption are leases or contain leases.

We also adopted the following standards during 2019, none of which had a significant impact to our financial statements or financial statement disclosures:

Standard		Effective Date
2018-16	Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes	January 1, 2019
2018-08	Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made	January 1, 2019
2018-17	Targeted Improvements to Related Party Guidance for Variable Interest Entities	January 1, 2019

Accounting Standards Issued But Not Yet Adopted

The following standard is expected to result in a significant change in practice to Ford Credit.

ASU 2016-13, Credit Losses - Measurement of Credit Losses on Financial Instruments. In June 2016, the Financial Accounting Standards Board (“FASB”) issued a new accounting standard which replaces the current incurred loss impairment method with a method that reflects expected credit losses.  The new standard, and the related amendments, were effective on January 1, 2020. Based on our current portfolio and forecasts of future macroeconomic conditions, we estimate that the allowance for credit losses reported in Total finance receivables, net on our balance sheet will increase by about $250 million at adoption. We will record the cumulative effect of initially applying the new standard as an adjustment to the opening balance of Retained earnings.  The increase is primarily for our consumer portfolio, as it will cover expected credit losses over the full remaining expected life of the receivables.

Change in Accounting Method

As of January 1, 2019, we changed our accounting method for reporting early termination losses related to customer defaults on operating leases. See Note 5 for additional information.